UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2018

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33886	22-2786081
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	file Number)	Identification No.)

1000 N West Street, Suite 1200, Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 656-1708

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2018, following the Annual Meeting of Stockholders of Acorn Energy, Inc., at which he was re-elected to the Board of Directors, Edgar S. Woolard, Jr., resigned from the Board of Directors of Acorn Energy, Inc., effective immediately.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Acorn Energy, Inc. was held August 6, 2018. Set forth below are the voting results with respect to each of the proposals presented at the Annual Meeting:

Proposal 1 – The stockholders elected, by a plurality of the votes cast, Jan H. Loeb, Gary Mohr, Michael Osterer, Edgar S. Woolard, Jr., and Samuel M. Zentman to the Board of Directors to serve until the Annual Meeting of Stockholders in 2019 and until their successors are duly elected and qualified.

Name of Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes

Christopher E. Clouser	2,864,072	551,154	14,626,369
Jan H. Loeb	10,614,123	397,538	14,626,369
Mannie L. Jackson	2,872,476	542,750	14,626,369
Edgar S. Woolard, Jr.	8,020,205	536,148	14,626,369
Samuel M. Zentman	8,134,133	422,220	14,626,369
Gary Mohr	7,596,435	0	0
Michael Osterer	7,596,435	0	0

Proposal 2 – The stockholders approved an amendment to the Company’s restated certificate of incorporation to authorize a reverse split of the Company’s common stock at any time prior to August 6, 2019, at a ratio between one-for-ten and one-for-twenty, if and as determined by the Company’s Board of Directors.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
20,492,991	4,249,141	53,256	842,642

Proposal 3 – The stockholders approved any motion to adjourn the Annual Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the Annual Meeting to approve Proposal 2.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
22,662,764	1,917,732	214,891	842,643

Proposal 4 – The stockholders ratified by the affirmative vote of a majority of the votes cast on the proposal, the appointment by the Audit Committee of Friedman LLP as the independent registered public accounting firm for the year ending December 31, 2018.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
25,309,173	181,107	147,750	0

Proposal 5 – The stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

Total Votes For	Total Votes Against	Total Abstained	Broker Non-Votes
10,744,502	215,078	52,080	14,626,370

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of August, 2018.

ACORN ENERGY, INC.

By:	/s/ Tracy S. Clifford
Name:	Tracy S. Clifford
Title:	Chief Financial Officer

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